AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
POLARIS SURVIVORSHIP LIFESM VUL
VUL (GROUP)
GALLERY LIFE (INDIVIDUAL)
VUL (INDIVIDUAL)
POLARIS LIFE AND GEMSTONE LIFE
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED MAY 1, 2007
TO POLICY PROSPECTUSES
AS SUPPLEMENTED JULY 28, 2006

Effective as of May 1, 2007, AIG Life Insurance Company ("AIG Life") is amending certain group and individual variable universal life insurance Policy prospectuses for the sole purpose of amending information related to the National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union") guarantee.

The following paragraphs replace the National Union Guarantee paragraphs as filed on July 28, 2006:

National Union Guarantee

Insurance obligations under the Policies issued by AIG Life are guaranteed by National Union, an affiliate of AIG Life.  Insurance obligations include, without limitation, Policy values invested in the Fixed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse.  The guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies.  The guarantee provides that Policy owners can enforce the guarantee directly.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Policies.  The Guarantee will not cover any Policies with a date of issue later than the Point of Termination.  The Guarantee will continue to cover all Policies, since the Policies are no longer sold, until all insurance obligations under such Policies are satisfied in full.

National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901.  National Union's principal executive office is located at 70 Pine Street, New York, New York 10270.  National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities.  National Union is an indirect wholly owned subsidiary of AIG and an affiliate of AIG Life.